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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 10, 2003



                         BRISTOL-MYERS SQUIBB COMPANY
            (Exact Name of Registrant as Specified in its Charter)




          Delaware                     1-1136                  22-079-0350
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)



                                 345 Park Avenue
                               New York, NY, 10154
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 546-4000

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ITEM 5. OTHER EVENTS.

      On March 10, 2003, Bristol-Myers Squibb Company issued a press release, a copy of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business to be Acquired: Not Applicable.

      (b) Pro Forma Financial Information: Not Applicable.

      (c) Exhibits


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press Release dated March 10, 2003 of Bristol-Myers Squibb
                 Company


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bristol-Myers Squibb Company,



                                        By: /s/ SANDRA LEUNG
                                            --------------------------------
                                            Name:  Sandra Leung
                                            Title: Secretary


Date: March 11, 2003





                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press Release dated March 10, 2003 of Bristol-Myers Squibb
                 Company